Exhibit 99.10

HCC Insurance Holdings, Inc.

Employee FAQs

About the Transaction and Tokio Marine Group:

Q1.                            What has been announced today?

A1.                             Today, Tokio Marine Holdings, Inc. (Tokio Marine) and HCC Insurance Holdings, Inc. (HCC) announced that they have entered into a definitive agreement under which Tokio Marine will acquire all outstanding shares of HCC for $78.00 per share in cash, through Tokio Marine’s wholly owned subsidiary, Tokio Marine & Nichido Fire Insurance Co., Ltd. (TMNF).  The total transaction value is approximately $7.5 billion.  The transaction is expected to close in the fourth quarter of 2015.

The transaction represents a great opportunity for both companies.  The acquisition of HCC by Tokio Marine significantly enhances Tokio Marine’s operations in the United States and reinforces its standing as a global insurer.  The transaction further expands Tokio Marine’s product offerings and capabilities by adding HCC’s market leading positions in Accident & Health (A&H), Directors’ & Officers’ liability (D&O), Agriculture and several other specialty lines in the United States and Europe.  HCC gains an international footprint to expand its diverse portfolio of products and expertise globally, a financial foundation on which to compete with larger insurers, and the opportunity to offer its clients expanded coverages.

Q2.                            Who is Tokio Marine?

A2.                             Tokio Marine was founded in 1879 and is the oldest and largest P&C insurer operating in Japan.  It is a publicly traded company on the Tokyo Stock Exchange with a ticker symbol of TKOMY.  Tokio Marine’s website is http://www.tokiomarinehd.com/en/index.html.  It had $173 billion in total assets and  $36 billion of total revenues for its fiscal year ended March 31, 2015.  Tokio Marine has a global network of offices operating in approximately 40 countries around the world.

Tokio Marine’s major subsidiaries have financial strength ratings of “AA- (Very Strong)” from Standard & Poor’s Financial Services LLC and “A++ (Superior)” from A.M. Best Company, Inc.

Q3.                            Why does the transaction make sense?

A3.                             The deal creates significant value for HCC’s shareholders. In addition, becoming part of the Tokio Marine group is exciting because it will leverage our underwriting and investment expertise and give us access to substantial resources to take advantage of acquisitions and other new business opportunities. Our expertise in specialty insurance, coupled with Tokio Marine’s global resources, should allow the combined company to realize growth and profitability superior to what we could achieve on a stand-alone basis. The stronger capital base will enhance our ability to make acquisitions of blocks of business and complementary businesses, as well as to develop new products.

Q4.                            How will HCC change now that it is owned by Tokio Marine?

A4.                             Tokio Marine has great respect for the HCC culture and expects us to operate with a high degree of autonomy.  HCC can expect to continue to execute its current strategic plan with confidence that comes from being part of a stronger international operation with multiple opportunities for expansion.  The HCC senior management team will remain intact and is very supportive of the merger and the enhanced opportunities it brings.

Q5.                            Will we be retaining the HCC name and brand?

A5.                             We anticipate no significant changes in the way that our operating companies are run as a result of this transaction; therefore we will retain our existing names and branding.

Q6.                            What will happen to HCC stock traded on the New York Stock Exchange?

A6.                             At the closing of the transaction, HCC’s shareholders will receive the agreed upon merger consideration in exchange for their shares of HCC stock.  Tokio Marine will acquire all of the outstanding shares of HCC stock, and HCC will cease to be a publicly traded company and will be removed from the New York Stock Exchange (NYSE).

Q7.                            What is the anticipated close date?

A7.                             We expect the deal to close in the fourth quarter of 2015.  The merger is subject to the approval of HCC’s shareholders as well as various regulatory authorities in the U.S., the United Kingdom, and Japan.

Q8.                            Why are we learning about this the day of the announcement and not sooner?

A8.                             The agreement with Tokio Marine was not signed until early this morning.  We made today’s announcement promptly after the agreement was signed.  From a practical standpoint, this was the earliest possible time at which we could communicate this news to you.

Q9.                            Can I talk about this deal with friends and family?

A9.                             Yes, you may talk about the announcement of the deal and any other public information; however, you should not talk about any non-public information.

Q10.                     What should employees say if contacted by the press or investors?

A10.                      As this transaction is likely to generate interest from the media, it is important that we continue to speak with one voice.  Please refer all inquiries to Doug Busker, Director of Investor Relations (713.996.1192) or forward any inquiries to him at dbusker@hcc.com.

Q11.                     Whom can I contact with additional questions?

A11.                      We are committed to keeping you informed throughout this process.  We will communicate directly with you as new information becomes available.  In the meantime, you may email any questions that you have regarding the transaction to transactionquestions@hcc.com.  We will attempt to answer your questions as promptly as possible.

Q12.                     I interact with brokers, agents, reinsurers and customers.  What should I tell them?

A12.                      They should experience no disruption from the transaction, as our personnel and operating procedures will not change.  We believe they will benefit from our becoming a stronger and more diversified company, with enhanced product and international capabilities, as a result of the transaction.

Q13.                     Is there a chance this transaction will not be completed?

A13.                      Although there is always a chance that a transaction of this type will not be completed, we anticipate a smooth path towards closing some time in the fourth quarter of 2015.

Q14.                     Do our shareholders need to approve this transaction?

A14.                      Yes, HCC shareholders must vote to approve this transaction before it can close.

About the Integration Process:

Q15.                     Will HCC’s management structure change?

A15.                      We do not anticipate any significant changes to the management structure of HCC.  Chris Williams will continue to serve as HCC’s CEO, and the other members of the senior management team are expected to continue in their same roles after the closing.

Q16.                     Will we be relocating our offices?

A16.                      Our headquarters and offices will remain in their current locations.

Q17.                     Will there be office closures?

A17.                      We anticipate no significant changes in the way that our operating companies are run as a result of this transaction; therefore, we do not anticipate any office closures.

Q18.                     How long will the integration process take?

A18.                      The integration process should be relatively short, because we do not expect our operations to change in any significant respect.

About the Company’s Equity:

Q19.                     Will HCC’s stock trade after the announcement of the transaction and before close?

A19.                      HCC is a publicly traded company until the transaction closes.  Between now and the time the transaction closes, we will continue to release earnings on a quarterly basis and our stock will continue to trade on the NYSE.

Q20.                     I have vested stock options or options that will vest before the deal closes. Am I able to exercise my options after the announcement or do I have to wait until the deal closes?

A20.                      Yes, you are free to exercise any vested, unexpired stock options after the announcement.  Any vested or unvested, unexpired stock options remaining at the closing of the transaction will be handled as described in Question #25.

Q21.                     I have restricted stock that will be vesting before the deal closes. What happens when my shares of restricted stock vest?

A21.                      Any restricted stock that vests before the deal closes will be handled as it would be normally, with taxable value determined based on the closing price on the date of vesting, appropriate taxes being withheld at vesting, and the remaining shares delivered to the employee.

Q22.                     I own shares in HCC.  What do I need to do in order to receive the cash payment for my shares?

A22.                      Promptly after the closing, you will receive instructions as to how to obtain payment for your shares from the Paying Agent.

Q23.                     Will this transaction be a taxable event for me?

A23.                      It is anticipated that the transaction will be a taxable event for most employees that hold HCC stock, restricted stock, restricted stock units or stock options.  We recommend that you consult with your personal tax advisor to determine the effects of the transaction on your tax obligations.

Q24.                     What happens to unvested shares of restricted stock awards or restricted stock units that the company issued to employees?

A24.                      At the closing of the transaction, all unvested restricted stock awards and restricted stock units will vest.  Performance-vesting restricted stock awards will vest based on 100% performance.  All such vested restricted stock and all shares that were previously subject to such vested restricted stock units will be treated as any other share of common stock of HCC, and their holders will receive the per share merger consideration in exchange for such shares.

Q25.                     What happens to stock options that the company issued to employees?

A25.                      At the closing of the transaction, each stock option (whether vested or unvested) will be exchanged for the right to receive an amount equal to the per share merger consideration less the applicable exercise price.

Q26.                     What will happen to the Employee Stock Purchase Plan (ESPP)?

A26.                      The ESPP will be suspended after the current offering period and terminated immediately before the closing of the transaction.  Participants in the ESPP will receive a separate communication with further details.

Q27.                     What will happen if I have invested in HCC stock in my HCC 401k plan?

A27.                      As any other shareholder of HCC stock, any units held in your HCC 401k Plan will be sold on the date of transaction and the funds will be mapped to the appropriate Mass Mutual RetireSMART target date retirement fund.  Between now and the close of the transaction, you will be able to invest your funds according to the HCC 401k Plan document.

Q28.                     Will I keep my E*Trade account?

A28.                      Your E*Trade Employer Stock Plan account is in your name.  HCC will continue to engage E*Trade to provide Client Broker services to plan participants for the Employee Stock Purchase Plan through the close of the acquisition.  Please contact your E*Trade Customer Service Representative with specific questions regarding your E*Trade account.

About the Company’s Benefits:

Q29.                     What effect will this transaction have on my cash compensation (salary and bonus)?

A29.                      The transaction will have no impact on your cash compensation.  HCC’s senior management team will continue to manage the business as it has in the past, including all matters relating to compensation.  Today’s announcement means business as usual for employees.

Q30.                     I have received HCC stock as part of my compensation in the past.  Will I continue to do so?

A30.                      Because HCC stock will no longer be publicly traded after the closing of the transaction, we will not be able to offer stock as part of your compensation package going forward.  We are working on implementing a cash-based long-term incentive (LTI) program to replace this element of compensation.  Further details about the LTI program will be forthcoming.

Q31.                     Will the Company-provided benefit programs remain the same?

A31                         The transaction will have no impact on benefits, vacation/holiday time, etc.  Today’s announcement means business as usual for all employees.

Q32.                     How are HCC defined contribution retirement programs impacted by the acquisition?

A32.                      The transaction will have no impact on HCC’s defined contribution pension and 401k plans.

Additional Important Information About the Proposed Merger and Where to Find It:

This communication relates to a proposed merger between HCC and a subsidiary of Tokio Marine Holdings, Inc. that will be the subject of a proxy statement that HCC intends to file with the U.S. Securities and Exchange Commission (the “SEC”).  This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, and is not a substitute for the proxy statement or any other document that HCC may file with the SEC or send to its stockholders in connection with the proposed merger.  Investors and stockholders are urged to read the proxy statement and all other relevant documents filed with the SEC or sent to HCC’s stockholders as they become available, because they will contain important information about the proposed merger.  All documents, when filed, will be available free of charge at the SEC’s website (www.sec.gov).  You may also obtain documents filed by HCC with the SEC by contacting HCC at Investor Relations, HCC Insurance Holdings, Inc., 13403 Northwest Freeway, Houston, Texas 77040, by email at InvestorRelations@hcc.com or by visiting HCC’s website at www.hcc.com.

Participants in the Solicitation:

HCC and its directors, executive officers and other members of management and employees may be deemed to be participants in any solicitation of proxies in connection with the proposed merger.  Information about HCC’s directors and executive officers is available in HCC’s proxy statement dated April 9, 2015 for its 2015 Annual Meeting of Stockholders.  Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC regarding the merger when they become available. Investors and stockholders should read the proxy statement carefully when it becomes available before making any investment or voting decisions.

Cautionary Statement Regarding Forward-Looking Statements

This communication and other written or oral statements made by or on behalf of HCC contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are made under the “safe harbor” provisions of The Private Securities Litigation Reform Act of 1995.  In particular, statements using words such as “may,” “will,” “should,” “estimate,” “expect,” “anticipate,” “intend,” “believe,” “predict,” “plan,” “project,” “continue” or “potential,” or their negatives or variations, and similar terminology and words of similar import, generally involve forward-looking statements.  Forward-looking statements reflect HCC’s current views, plans or expectations with respect to future events and financial performance.  They are inherently subject to significant business, economic, competitive and other risks, uncertainties and contingencies.  The inclusion of forward-looking statements in this or any other communication should not be considered as a representation by HCC or any other person that current plans or expectations will be achieved.  Forward-looking statements speak only as of the date on which they are made, and HCC undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

There are or will be important factors that could cause actual results to differ materially from those expressed in any such forward-looking statements, including but not limited to the following:  the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement; required governmental approvals of the merger may not be obtained or may not be obtained on the terms expected or on the anticipated schedule, and adverse regulatory conditions may be imposed in connection with any such governmental approvals; HCC’s stockholders may fail to approve the merger; the parties to the merger agreement may fail to satisfy other conditions to the completion of the merger, or may not be able to meet expectations regarding the timing and completion of the merger; operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers or suppliers) may be greater than expected following the announcement of the proposed merger; HCC may be unable to retain key personnel; the amount of the costs, fees, expenses and other charges related to the proposed merger; and other factors affecting future results disclosed in HCC’s filings with the SEC, including but not limited to those discussed under Item 1A, “Risk Factors”, in HCC’s Annual Report on Form 10-K for the year ended December 31, 2014, which are incorporated herein by reference.